Exhibit 99.1

NEWS RELEASE Compass Bancshares, Inc. P.O. Box 10566 Birmingham, Alabama 35296

For Immediate Release
July 18, 2006
For Further Information:	Ed Bilek, Investor Relations	205/297-3331
Web Site: www.compassbank.com

COMPASS BANCSHARES REPORTS RECORD SECOND QUARTER EPS OF $0.88

•	Earnings reach all-time high of $115.4 million
•	Total revenue up 16%; net interest income up 22%
•	Focused earning asset growth continues; average loans increase 22% from year ago
•	Average deposits increase 23%; transaction account deposits increase 19% from year ago
•	NCO ratio decreases to 0.28% from 0.40% in prior year; NPA ratio declines to 0.28%

Compass Bancshares, Inc. (Nasdaq: CBSS) today reported record earnings of $223.3 million for the first six months of 2006, a 12 percent increase over the $199 million earned during the first six months of 2005. For the same time period, earnings per share increased 10 percent to $1.73 from $1.57 in the prior year. Return on average assets and return on average shareholders’ equity for the first six months of 2006 were 1.41 percent and 18.34 percent, respectively.

Earnings for the second quarter of 2006 increased nine percent to $115.4 million compared to $106 million earned during the second quarter of 2005. Earnings per share for the second quarter of 2006 increased six percent to $0.88 from $0.83 in the prior year. Return on average assets and return on average shareholders’ equity for the second quarter of 2006 were 1.40 percent and 17.75 percent, respectively.

D. Paul Jones, Jr., Compass chairman and chief executive officer, stated, “Compass delivered another outstanding quarter highlighted by strong, top-line revenue growth, robust loan production, steady internal deposit generation and improved credit quality metrics. Equally important, our record financial performance this quarter was achieved while integrating Fort Worth-based TexasBank, which was acquired at the end of the first quarter. While we are encouraged by our ability to deliver strong growth to our shareholders in a difficult operating environment, we recognize the challenges facing the financial services industry given the uncertainty over economic conditions. We continue to believe that Compass’ diversified business mix, low-cost funding base, expanding distribution network and sales and service culture position us well to meet the challenges facing us. Given these strengths, combined with the momentum of our core businesses and market share upside, we are cautiously optimistic about the remainder of 2006.

Compass reports record earnings

Jones added, “Compass’ record financial performance was fueled by a 16 percent increase in revenue as both net interest income and noninterest income posted solid gains. Net interest income increased 22 percent from year ago levels driven by solid loan growth and continued low-cost deposit generation. Most of our major fee-based businesses generated solid results as noninterest income increased seven percent from prior year levels. While noninterest expense levels were elevated by the full-quarter impact of the TexasBank acquisition, our ability to continue to grow top-line revenue enabled us to record positive operating leverage as our efficiency ratio showed improvement from first quarter levels.”

“Compass continued to experience solid balance sheet growth with average earning assets increasing 13 percent over prior year levels. More importantly, the growth in earning assets was driven by a 22 percent increase in average loans, offset in part by a nine percent decrease in our investment securities portfolio. At the same time, our ability to fund loan demand primarily through internal deposit generation met with continued success. Average deposits increased 23 percent, including a 19 percent increase in transaction account deposits,” Jones stated.

“While our percent net interest margin increased to 3.80 percent from 3.55 percent a year ago, we recognize the challenges of a flat yield curve and the obstacles the financial services industry faces given the pressure of rising funding costs and uncertainty over interest rates. Our focus, however, remains on generating high-quality loans and continued growth of lower-cost transaction account deposits. Accordingly, during the second quarter we registered a $51.2 million increase in net interest income compared to a year ago.”

“Importantly, loan growth did not come at the expense of maintaining sound credit quality standards as both net charge-off and nonperforming asset ratios improved from historically low-levels. Net charge-offs as a percentage of average loans decreased to 0.28 percent compared to 0.40 percent in the second quarter of 2005. Nonperforming assets as a percentage of loans and other real estate decreased to 0.28 percent compared to 0.34 percent at the end of the second quarter of 2005. At the same time, loan loss provision expense exceeded net charge-offs by $10.8 million during the quarter and our allowance for loan losses as a percentage ended the quarter at 1.19 percent,” Jones said.

Compass operates 409 full-service banking centers including 162 in Texas, 90 in Alabama, 73 in Arizona, 42 in Florida, 32 in Colorado, and 10 in New Mexico. Compass will host a live conference call and webcast at 1:00 p.m. Central Time on July19. Additional material information, including forward-looking information such as considerations regarding future results, may be discussed during the presentation. To participate by telephone dial 1-888-543-2107, passcode Compass, or by webcast at www.compassbank.com. A copy of the presentation will be made available on our web site prior to the call. A replay of the conference call and webcast will be made available until midnight on July 26, 2006. To access a replay of the conference call dial 1-800-642-1687, conference ID 2655489. Additional information about Compass, a member of the S&P 500 Index and Dow Jones Select Dividend Index, can be found at www.compassbank.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Compass Bancshares, Inc. notes that any statements in this press release, and elsewhere, that are not historical facts are “forward-looking statements” that involve risks and uncertainties that may cause the Company’s actual results of operations to differ materially from expected results. For a discussion of such risks and uncertainties, see the Company’s Annual Report on Form 10-K for the most recently ended fiscal year as well as its other filings with the U.S. Securities and Exchange Commission.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months
	Ended June 30
			%
	2006	2005	Change
EARNINGS SUMMARY
Net interest income	$287,682	$236,470	22
Noninterest income [a]	181,417	169,654	7
Total revenue [a]	469,099	406,124	16
Trading gains (losses)
on economic hedge swaps	-	5,698	(100)
Investment securities gains
(losses), net	(51)	79	(165)
Gain on prepayment of FHLB advances	-	-	-
Provision for loan losses	27,322	27,800	(2)
Noninterest expense	265,850	222,595	19
Pretax income	175,876	161,506	9
Income tax expense	60,505	55,518	9
Net income	$115,371	$105,988	9
Diluted earnings per share	$0.88	$0.83	6
Diluted weighted average
shares outstanding	131,395	126,212	4

	Six Months
	Ended June 30
			%
	2006	2005	Change
EARNINGS SUMMARY
Net interest income	$547,943	$468,043	17
Noninterest income [a]	346,706	328,918	5
Total revenue [a]	894,649	796,961	12
Trading gains (losses)
on economic hedge swaps	-	(3,601)	(100)
Investment securities gains
(losses), net	(14,889)	79	NM
Gain on prepayment of FHLB advances	14,893	-	-
Provision for loan losses	44,434	48,073	(8)
Noninterest expense	510,220	444,467	15
Pretax income	339,999	300,899	13
Income tax expense	116,719	101,927	15
Net income	$223,280	$198,972	12
Diluted earnings per share	$1.73	$1.57	10
Diluted weighted average
shares outstanding	128,923	126,407	2

	Three Months
	Ended June 30

	2006	2005
SELECTED RATIOS
Average common equity to
average assets	7.86%	7.37%
Average loans to average
total deposits	105.80	107.17
Return on average assets	1.40	1.46
Return on average equity	17.75	19.82
Efficiency ratio [b]	55.39	53.88
Return on average tangible equity [c]	25.30	24.05
Book value per common share	$20.15	$17.61
Allowance for loan losses as
a % of total loans	1.19%	1.27%
Allowance for loan losses as
a % of nonperforming loans	512.28	490.65

	Six Months
	Ended June 30

	2006	2005
SELECTED RATIOS
Average common equity to
average assets	7.66%	7.36%
Average loans to average
total deposits	106.25	107.76
Return on average assets	1.41	1.39
Return on average equity	18.34	18.93
Efficiency ratio [b]	55.99	56.18
Return on average tangible equity [c]	24.21	23.00
Book value per common share	$20.15	$17.61
Allowance for loan losses as
a % of total loans	1.19%	1.27%
Allowance for loan losses as
a % of nonperforming loans	512.28	490.65

	Average for Three Months
	Ended June 30
			%
	2006	2005	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$23,825,717	$19,592,145	22
Total loans - managed	24,957,379	21,047,735	19
Total investment securities [d]	6,481,514	7,138,544	(9)
Earning assets [d]	30,389,626	26,800,057	13
Total assets	33,161,966	29,112,830	14
Noninterest bearing demand deposits	6,383,257	5,666,012	13
Interest bearing transaction
accounts	8,974,393	7,250,979	24
Total transaction accounts	15,357,650	12,916,991	19
Total deposits [d]	22,518,573	18,281,534	23
Shareholders' equity	2,607,705	2,144,373	22

	Average for Six Months
	Ended June 30
			%
	2006	2005	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$22,794,141	$19,304,555	18
Total loans - managed	23,957,534	20,801,635	15
Total investment securities [d]	6,616,323	7,155,908	(8)
Earning assets [d]	29,487,323	26,519,131	11
Total assets	32,045,193	28,818,093	11
Noninterest bearing demand deposits	6,147,916	5,551,727	11
Interest bearing transaction
accounts	8,521,101	7,344,685	16
Total transaction accounts	14,669,017	12,896,412	14
Total deposits [d]	21,453,840	17,913,829	20
Shareholders' equity	2,454,641	2,119,742	16

	Ending Balance
	June 30
			%
	2006	2005	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$24,232,115	$20,050,122	21
Total loans - managed	25,330,180	21,453,653	18
Total investment securities [d]	6,414,790	7,103,748	(10)
Earning assets [d]	30,783,692	27,223,842	13
Total assets	33,613,492	29,501,424	14
Noninterest bearing demand deposits	6,663,451	5,858,976	14
Interest bearing transaction
accounts	9,052,680	7,150,123	27
Total transaction accounts	15,716,131	13,009,099	21
Total deposits [d]	22,837,259	18,217,066	25
Shareholders' equity	2,605,512	2,187,213	19
Period-end shares outstanding	129,320	124,205	4

[a]	Excludes trading settlements on economic hedge swaps, net gains (losses) on sales of investment securities and gain on prepayment of FHLB advances.

[b]
Ratio is calculated by dividing noninterest expense less merger and integration expense by taxable equivalent net interest income plus noninterest income less net gains (losses) on sales of investment securities, gains on sales of business / branches and gain on prepayments of FHLB advances.

[c]	Excludes amortization of intangibles, net of tax, and intangible assets.

[d]	Includes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months Ended
	2006		2005
	Jun 30	Mar 31	Dec 31
EARNINGS SUMMARY
Net interest income	$287,682	$260,261	$253,825
Noninterest income [a]	181,417	165,289	172,840
Total revenue [a]	469,099	425,550	426,665
Trading gains (losses)
on economic hedge swaps	-	-	(6,054)
Investment securities gains
(losses), net	(51)	(14,838)	-
Gain on prepayment of FHLB advances	-	14,893	-
Provision for loan losses	27,322	17,112	35,550
Noninterest expense	265,850	244,370	229,940
Pretax income	175,876	164,123	155,121
Income tax expense	60,505	56,214	52,983
Net income	$115,371	$107,909	$102,138
Diluted earnings per share	$0.88	$0.85	$0.81
Diluted weighted average
shares outstanding	131,395	126,793	126,188

	Three Months Ended
	2005
	Sep 30	Jun 30
EARNINGS SUMMARY
Net interest income	$247,111	$236,470
Noninterest income [a]	173,474	169,654
Total revenue [a]	420,585	406,124
Trading gains (losses)
on economic hedge swaps	(6,978)	5,698
Investment securities gains
(losses), net	-	79
Gain on prepayment of FHLB advances	-	-
Provision for loan losses	34,195	27,800
Noninterest expense	227,396	222,595
Pretax income	152,016	161,506
Income tax expense	51,296	55,518
Net income	$100,720	$105,988
Diluted earnings per share	$0.80	$0.83
Diluted weighted average
shares outstanding	126,877	126,212

	Three Months Ended
	2006		2005
	Jun 30	Mar 31	Dec 31
SELECTED RATIOS
Average common equity to
average assets	7.86%	7.44%	7.32%
Average loans to average
total deposits	105.80	106.74	109.05
Return on average assets	1.40	1.42	1.34
Return on average equity	17.75	19.03	18.24
Efficiency ratio [b]	55.39	56.66	54.57
Return on average tangible equity [c]	25.30	23.13	21.94
Book value per common share	$20.15	$19.82	$18.10

	Three Months Ended
	2005
	Sep 30	Jun 30
SELECTED RATIOS
Average common equity to
average assets	7.45%	7.37%
Average loans to average
total deposits	109.58	107.17
Return on average assets	1.34	1.46
Return on average equity	18.02	19.82
Efficiency ratio [b]	54.71	53.88
Return on average tangible equity [c]	21.70	24.05
Book value per common share	$17.95	$17.61

	Jun 30,	Mar 31,	Annualized
	2006	2006	% Change
ENDING BALANCE SHEET
Total loans	$24,232,115	$23,308,114	16
Total loans - managed	25,330,180	24,476,005	14
Total investment securities [d]	6,414,790	6,546,014	(8)
Earning assets [d]	30,783,692	29,983,288	11
Total assets	33,613,492	32,782,179	10
Noninterest bearing demand deposits	6,663,451	6,765,908	(6)
Interest bearing transaction
accounts	9,052,680	9,048,992	-
Total transaction accounts	15,716,131	15,814,900	(2)
Total deposits [d]	22,837,259	22,128,509	13
Shareholders' equity	2,605,512	2,557,940	7

	Jun 30,	Mar 31,	Annualized
	2006	2006	% Change
QUARTER AVERAGE BALANCE SHEET
Total loans	$23,825,717	$21,751,103	38
Total loans - managed	24,957,379	22,946,579	35
Total investment securities [d]	6,481,514	6,752,631	(16)
Earning assets [d]	30,389,626	28,574,996	25
Total assets	33,161,966	30,916,012	29
Noninterest bearing demand deposits	6,383,257	5,909,960	32
Interest bearing transaction
accounts	8,974,393	8,062,772	45
Total transaction accounts	15,357,650	13,972,732	40
Total deposits [d]	22,518,573	20,377,276	42
Shareholders' equity	2,607,705	2,299,876	54

[a]	Excludes trading settlements on economic hedge swaps, net gains (losses) on sales of investment securities and gain on prepayment of FHLB advances.

[b]	Ratio is calculated by dividing noninterest expense less merger and integration expense by taxable equivalent net interest income plus noninterest income less net gains (losses) on sales of investment securities, gains on sales of business / branches and gain on prepayments of FHLB advances.

[c]	Excludes amortization of intangibles, net of tax, and intangible assets.

[d]	Includes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	2006		2005
	Jun 30	Mar 31	Dec 31
NONPERFORMING ASSETS
Nonaccrual loans	$53,166	$55,716	$47,578
Renegotiated loans	3,276	3,286	698
Other real estate, net	11,803	11,155	11,510
Total nonperforming assets	$68,245	$70,157	$59,786
Accruing loans ninety days or more
past due	$14,862	$16,080	$14,539
Other repossessed assets	565	599	763
Total nonperforming assets as
a % of loans and ORE	0.28%	0.30%	0.28%

	2005
	Sep 30	Jun 30
NONPERFORMING ASSETS
Nonaccrual loans	$50,261	$51,196
Renegotiated loans	707	716
Other real estate, net	12,796	15,832
Total nonperforming assets	$63,764	$67,744
Accruing loans ninety days or more
past due	$14,510	$13,725
Other repossessed assets	685	705
Total nonperforming assets as
a % of loans and ORE	0.31%	0.34%

	Three Months Ended
	2006		2005
	Jun 30	Mar 31	Dec 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$282,457	$267,173	$260,512
Net charge-offs (NCO)	16,557	17,086	28,889
Allowance acquired (transferred)	(4,079)	15,258	-
Provision for loan losses	27,322	17,112	35,550
Balance at end of period	$289,143	$282,457	$267,173
Allowance for loan losses as
a % of total loans	1.19%	1.21%	1.25%

Allowance for loan losses as
a % of nonperforming loans	512.28	478.72	553.43

Allowance for loan losses as
a % of nonperforming assets	423.68	402.61	446.88

Annualized as a % of average loans:
NCO - QTD	0.28	0.32	0.54
NCO - YTD	0.30	0.32	0.48

	Three Months Ended
	2005
	Sep 30	Jun 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$254,708	$246,565
Net charge-offs (NCO)	28,391	19,657
Allowance acquired (transferred)	-	-
Provision for loan losses	34,195	27,800
Balance at end of period	$260,512	$254,708

Allowance for loan losses as
a % of total loans	1.25%	1.27%

Allowance for loan losses as
a % of nonperforming loans	511.13	490.65

Allowance for loan losses as
a % of nonperforming assets	408.56	375.99

Annualized as a % of average loans:
NCO - QTD	0.55	0.40
NCO - YTD	0.46	0.41

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)
	Three Months Ended June 30
	2006
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$23,825,717	$433,606	7.30%
Investment securities held
to maturity	2,186,628	26,588	4.88
Investment securities available
for sale [a]	4,392,836	51,628	4.71
Other earning assets	82,395	1,047	5.10
Total earning assets [a]	30,487,576	512,869	6.75
Allowance for loan losses	(286,419)
Unrealized loss on
securities available for sale	(97,950)
Other assets	3,058,759
	$33,161,966

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$8,974,393	46,337	2.07
Time deposits	3,421,489	37,837	4.44
Certificates of deposit of
$100,000 or more [a]	3,740,929	42,244	4.53
Federal funds purchased and
securities sold under agreement
to repurchase	2,917,273	35,588	4.89
Other short-term borrowings	878,471	10,757	4.91
FHLB and other borrowings [a]	3,883,337	51,018	5.27
Total interest bearing liabilities [a]	23,815,892	223,781	3.77
Net interest spread		289,088	2.98%

Noninterest bearing demand deposits	6,383,257
Other liabilities	355,112
Shareholders' equity	2,607,705
	$33,161,966
Net yield on earning assets			3.80%

Taxable equivalent adjustment:
Loans		354
Investment securities held to maturity		615
Investment securities available
for sale		429
Other earning assets		8
Total taxable equivalent adjustment		1,406
Net interest income		$287,682

[a]	Excludes adjustment for market valuation.

	Three Months Ended June 30
	2005
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$19,592,145	$294,036	6.02%
Investment securities held
to maturity	2,582,186	30,687	4.77
Investment securities available
for sale [a]	4,604,631	45,730	3.98
Other earning assets	69,368	613	3.54
Total earning assets [a]	26,848,330	371,066	5.54
Allowance for loan losses	(250,667)
Unrealized loss on
securities available for sale	(48,273)
Other assets	2,563,440
	$29,112,830

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,250,979	14,999	0.83
Time deposits	2,727,305	22,643	3.33
Certificates of deposit of
$100,000 or more [a]	2,637,238	21,455	3.26
Federal funds purchased and
securities sold under agreement
to repurchase	4,033,195	29,500	2.93
Other short-term borrowings	174,155	972	2.24
FHLB and other borrowings [a]	4,161,860	44,133	4.25
Total interest bearing liabilities [a]	20,984,732	133,702	2.56
Net interest spread		237,364	2.98%

Noninterest bearing demand deposits	5,666,012
Other liabilities	317,713
Shareholders' equity	2,144,373
	$29,112,830
Net yield on earning assets			3.55%

Taxable equivalent adjustment:
Loans		296
Investment securities held to maturity		555
Investment securities available
for sale		29
Other earning assets		14
Total taxable equivalent adjustment		894
Net interest income		$236,470

[a] Excludes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Six Months Ended June 30
	2006
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$22,794,141	$806,366	7.13%
Investment securities held
to maturity	2,200,542	52,988	4.86
Investment securities available
for sale [a]	4,510,595	103,026	4.61
Other earning assets	76,859	1,829	4.80
Total earning assets [a]	29,582,137	964,209	6.57
Allowance for loan losses	(278,540)
Unrealized loss on
securities available for sale	(94,814)
Other assets	2,836,410
	$32,045,193

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$8,521,101	79,784	1.89
Time deposits	3,200,259	67,778	4.27
Certificates of deposit of
$100,000 or more [a]	3,585,441	78,157	4.40
Federal funds purchased and
securities sold under agreement
to repurchase	3,161,534	72,865	4.65
Other short-term borrowings	653,025	15,258	4.71
FHLB and other borrowings [a]	3,960,748	99,876	5.09
Total interest bearing liabilities [a]	23,082,108	413,718	3.61
Net interest spread		550,491	2.96%

Noninterest bearing demand deposits	6,147,916
Other liabilities	360,528
Shareholders' equity	2,454,641
	$32,045,193
Net yield on earning assets			3.75%

Taxable equivalent adjustment:
Loans		734
Investment securities held to maturity		1,134
Investment securities available
for sale		662
Other earning assets		18
Total taxable equivalent adjustment		2,548
Net interest income		$547,943

[a] Excludes adjustment for market valuation.

	Six Months Ended June 30
	2005
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$19,304,555	$563,610	5.89%
Investment securities held
to maturity	2,644,520	63,379	4.83
Investment securities available
for sale [a]	4,547,101	91,923	4.08
Other earning assets	58,668	1,008	3.46
Total earning assets [a]	26,554,844	719,920	5.47
Allowance for loan losses	(255,155)
Unrealized loss on
securities available for sale	(35,713)
Other assets	2,554,117
	$28,818,093

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,344,685	28,703	0.79
Time deposits	2,542,336	41,374	3.28
Certificates of deposit of
$100,000 or more [a]	2,475,081	38,482	3.14
Federal funds purchased and
securities sold under agreement
to repurchase	4,183,645	55,692	2.68
Other short-term borrowings	155,060	1,504	1.96
FHLB and other borrowings [a]	4,142,572	84,326	4.10
Total interest bearing liabilities [a]	20,843,379	250,081	2.42
Net interest spread		469,839	3.05%

Noninterest bearing demand deposits	5,551,727
Other liabilities	303,245
Shareholders' equity	2,119,742
	$28,818,093
Net yield on earning assets			3.57%

Taxable equivalent adjustment:
Loans		587
Investment securities held to maturity		1,124
Investment securities available
for sale		61
Other earning assets		24
Total taxable equivalent adjustment		1,796
Net interest income		$468,043

[a] Excludes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Six Months
	Ended June 30
			%
	2006	2005	Change
NONINTEREST INCOME
Service charges on deposit accounts	$154,485	$141,576	9
Card and merchant processing fees	54,380	45,604	19
Insurance commissions	33,081	31,294	6
Retail investment sales	20,324	17,229	18
Asset management fees	16,156	13,707	18
Corporate and correspondent
investment sales	10,836	9,354	16
Bank owned life insurance	10,094	8,456	19
Other income	47,350	48,488	(2)
	346,706	315,708	10
Trading settlements on economic
hedge swaps	-	8,419	(100)
Trading gains (losses) on economic
hedge swaps	-	(3,601)	(100)
Investment securities
gains (losses), net	(14,889)	79	NM
Gain on prepayment of FHLB advances	14,893	-	-
Gain on sale of business / branches	-	4,791	(100)
Total noninterest income	$346,710	$325,396	7

NONINTEREST EXPENSE
Salaries and benefits	$280,319	$240,106	17
Equipment expense	44,133	40,229	10
Net occupancy expense	35,833	33,485	7
Professional services	30,800	29,234	5
Marketing expense	26,499	23,361	13
Communications expense	11,773	10,923	8
Amortization of intangibles	5,038	3,115	62
Merger and integration
expense	7,849	469	NM
Other expense	67,976	63,545	7
Total noninterest expense	$510,220	$444,467	15

	Three Months Ended
	2006		2005
	Jun 30	Mar 31	Dec 31
NONINTEREST INCOME
Service charges on deposit accounts	$82,317	$72,168	$77,056
Card and merchant processing fees	28,673	25,707	25,491
Insurance commissions	15,477	17,604	14,180
Retail investment sales	10,904	9,420	7,913
Asset management fees	8,408	7,748	7,596
Corporate and correspondent
investment sales	5,607	5,229	7,096
Bank owned life insurance	5,191	4,903	4,615
Other income	24,840	22,510	25,143
	181,417	165,289	169,090
Trading settlements on economic
hedge swaps	-	-	2,150
Trading gains (losses) on economic
hedge swaps	-	-	(6,054)
Investment securities
gains (losses), net	(51)	(14,838)	-
Gain on prepayment of FHLB advances	-	14,893	-
Gain on sale of business / branches	-	-	1,600
Total noninterest income	$181,366	$165,344	$166,786

NONINTEREST EXPENSE
Salaries and benefits	$144,309	$136,010	$124,734
Equipment expense	22,586	21,547	20,702
Net occupancy expense	18,616	17,217	16,416
Professional services	15,896	14,904	17,252
Marketing expense	14,235	12,264	9,936
Communications expense	6,151	5,622	5,470
Amortization of intangibles	3,548	1,490	1,495
Merger and integration
expense	5,223	2,626	718
Other expense	35,286	32,690	33,217
Total noninterest expense	$265,850	$244,370	$229,940

	Three Months Ended
	2005
	Sep 30	Jun 30
NONINTEREST INCOME
Service charges on deposit accounts	$78,448	$78,927
Card and merchant processing fees	24,496	24,274
Insurance commissions	13,888	15,570
Retail investment sales	8,748	8,448
Asset management fees	7,386	6,646
Corporate and correspondent
investment sales	7,037	5,234
Bank owned life insurance	4,396	4,216
Other income	26,246	22,623
	170,645	165,938
Trading settlements on economic
hedge swaps	2,829	3,716
Trading gains (losses) on economic
hedge swaps	(6,978)	5,698
Investment securities
gains (losses), net	-	79
Gain on prepayment of FHLB advances	-	-
Gain on sale of business / branches	-	-
Total noninterest income	$166,496	$175,431

NONINTEREST EXPENSE
Salaries and benefits	$122,979	$118,762
Equipment expense	21,048	20,170
Net occupancy expense	17,036	16,833
Professional services	15,154	15,154
Marketing expense	10,505	11,476
Communications expense	5,400	5,447
Amortization of intangibles	1,541	1,588
Merger and integration
expense	454	235
Other expense	33,279	32,930
Total noninterest expense	$227,396	$222,595

NM - Not meaningful